Exhibit 10.27
AMENDMENT N°4 TO THE
AIRCRAFT PURCHASE AGREEMENT
This Amendment N°4 (“Amendment N°4”) dated February 24, 2009 is made between
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),
and
AYR FREIGHTER LLC a limited liability company organized and existing under the laws of the State of Delaware (hereinafter referred to as the “Buyer”),
WHEREAS:
A)	the Buyer and the Seller have entered into a purchase agreement dated June 20th, 2007 which covers the manufacture and the sale by the Seller and the purchase by the Buyer of fifteen (15) A330-200 Freighter aircraft (the “Agreement”),

D)	the parties amended the Agreement to incorporate the new Pratt and Whitney 4170 Propulsion Systems as set out in the amendment to the Agreement dated as of November 6th 2007 (“Amendment Nº 1”).

E)	the parties amended the Agreement to (i) convert five (5) A330-200 Freighter Aircraft into A330-200 Aircraft, (ii) to modify the Scheduled Delivery Months of the Aircraft, and (iii) to cancel three (3) A330-200 Freighter Aircraft as set as set out in the amendment to the Agreement dated July 31st 2008 (“Amendment Nº 2”).

F)	the parties amended the Agreement to modify the Scheduled Delivery Month for certain Aircraft as set out in amendment to the Agreement dated September 30th 2008 (“Amendment Nº 3”).
The Buyer and Seller hereby agree to, amongst other things, modify the Scheduled Delivery Month for certain Aircraft, upon the terms and conditions set out herein.
THEREFORE, IT IS AGREED:
1.	Schedule 1 to the Agreement Delivery Schedule

1.1	The parties have agreed that Clause 3 of Schedule 1 Revision 1, included as Appendix C to Amendment Nº2 to the Purchase Agreement, as amended by Amendment Nº3 to the Purchase Agreement, shall be deleted in its entirety and replaced by the following:
Amendment No. 4 — AYR Freighter LLC and Airbus S.A.S.

     QUOTE
     Clause 3. Delivery Schedule

Aircraft			Scheduled Delivery
CAC ID	Rank	Aircraft type	Month

264217	1	A330-200 Freighter Aircraft	August 2010
264219	3	A330-200 Freighter Aircraft	October 2010
264218	2	A330-200 Aircraft	March or April or May 2012
264220	4	A330-200 Freighter Aircraft	December 2010
264222	5	A330-200 Aircraft	April 2011
264223	6	A330-200 Aircraft	May 2011
264224	7	A330-200 Aircraft	May 2011
264225	8	A330-200 Aircraft	June 2011
264227	9	A330-200 Freighter Aircraft	October 2011
264228	10	A330-200 Freighter Aircraft	November 2011
264230	11	A330-200 Freighter Aircraft	April 2012
264231	12	A330-200 Freighter Aircraft	May 2012
UNQUOTE

1.2	The parties have hereby agreed that A330-200 Aircraft with CAC ID 264218 (the “Flexible Delivery Aircraft”) is now scheduled for Delivery in March, April or May 2012.

The Seller shall notify the Buyer in writing of the Scheduled Delivery Month selection no later than March 1st 2010.

The Scheduled Delivery Month shall be determined by Seller at its sole discretion, but may only be in one of March, April or May 2012, unless otherwise agreed in writing by the parties.
Amendment No. 4 — AYR Freighter LLC and Airbus S.A.S.

2.	Miscellaneous

2.1	The Agreement, its Exhibits, its Letter Agreements together with Amendment N° 1, Amendment N° 2, Amendment N° 3 and Amendment Nº 4, contain the entire agreement in relation to their subject matter between the parties and supersede any previous understandings, commitments and/or representations whatsoever oral or written to the extent it relates to the subject matter hereof.

2.2	In the event of any inconsistencies between the terms of the Agreement, including its Exhibits and Letter Agreements and this Amendment N°4, Amendment N°4 shall prevail to the extent of such inconsistency.

2.3	The Agreement including its Exhibits and Letter Agreements shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

2.4	This Amendment N° 4 shall not be modified or varied except by an instrument in writing executed by both parties or by their duly authorised representatives.

2.5	Clauses 22.2 (Notices), 22.3 (Waiver), 22.6 (Interpretation and Law) 22.4 (International Supply Contract), 22.13 (Language), 22.15 (Counterparts) and 22.9 (Confidentiality) of the Agreement shall apply to this Amendment N° 4 mutatis mutandis as if set out in full herein.
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Amendment Nº4 to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AYR FREIGHTER LLC		AIRBUS S.A.S.

BY:	/s/ Michael Platt	BY:	/s/ Christophe Mourey

	ITS: Manager		ITS: Senior Vice President Contracts

DATE: 2/24/2009		DATE: 2/24/2009
Amendment No. 4 — AYR Freighter LLC and Airbus S.A.S.